BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2025
BUSINESS COMBINATIONS
Schedule of fair value of identifiable assets acquired and liabilities assumed
Property and equipment	$77,799
Intellectual property	1,389,678
Accounts payable	(387,598)

Fair value of identifiable assets acquired and liabilities assumed	$1,079,879

Schedule of pro forma consolidated revenue
	Year Ended December 31,
	2025	2024
Revenue	$-	$10,611
Net loss	$(8,289,420)	$(3,787,718)